UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 9, 2023
3M COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 1-3285	41-0417775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota		55144-1000
(Address of Principal Executive Offices)		(Zip Code)
(Registrant’s Telephone Number, Including Area Code) (651) 733-1110
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.01 Per Share	MMM	New York Stock Exchange
	MMM	Chicago Stock Exchange, Inc.
0.950% Notes due 2023	MMM23	New York Stock Exchange
1.500% Notes due 2026	MMM26	New York Stock Exchange
1.750% Notes due 2030	MMM30	New York Stock Exchange
1.500% Notes due 2031	MMM31	New York Stock Exchange
Note: The common stock of the Registrant is also traded on the SIX Swiss Exchange.
Securities registered pursuant to section 12(g) of the Act: None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company     ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange Act.     ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

At the 2023 Annual Meeting of Shareholders of the Company held on May 9, 2023, the votes cast with respect to each item of business properly presented at the meeting are as follows:

Proposal No. 1 — The shareholders elected each of the ten nominees to the Board of Directors for a one-year term by the vote of the majority of votes cast, in accordance with 3M’s Bylaws.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
1a. Thomas “Tony” K. Brown	339,389,340	16,309,968	1,371,223	90,743,308
1b. Anne H. Chow	350,301,386	5,489,057	1,280,088	90,743,308
1c. David B. Dillon	345,135,848	10,570,432	1,364,251	90,743,308
1d. Michael L. Eskew	333,634,175	22,054,132	1,382,224	90,743,308
1e. James R. Fitterling	341,444,351	14,239,499	1,386,681	90,743,308
1f. Amy E. Hood	347,184,179	8,619,896	1,266,456	90,743,308
1g. Suzan Kereere	347,574,118	8,210,145	1,286,268	90,743,308
1h. Gregory R. Page	316,815,455	38,863,352	1,391,724	90,743,308
1i. Pedro J. Pizarro	350,741,243	4,950,815	1,378,473	90,743,308
1j. Michael F. Roman	330,184,452	24,794,642	2,091,437	90,743,308

Proposal No. 2 — The shareholders ratified the appointment of PricewaterhouseCoopers LLP as 3M’s independent registered public accounting firm for 2023.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
417,673,696	28,447,896	1,692,247	N/A

Proposal No. 3 — The shareholders gave an advisory approval of the compensation of the Company’s Named Executive Officers as described in the Company’s 2023 Proxy Statement.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
310,246,072	44,272,594	2,551,865	90,743,308

Proposal No. 4 — The shareholders cast non-binding votes on the frequency (whether annual, biennial or triennial) with which the Company should offer shareholders the opportunity to cast future advisory votes on the compensation of its named executive officers. A plurality of shareholders favored an annual advisory vote on the Company’s executive compensation. Based on the Board of Directors’ recommendation in the Proxy Statement and the voting results, the Company has determined to hold an advisory vote on executive compensation annually.

ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTE
346,726,199	1,045,246	7,201,809	2,097,277	90,743,308

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

By:	/s/ Michael M. Dai

Michael M. Dai
Vice President, Associate General Counsel & Secretary
Dated: May 11, 2023